UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of  The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2026  (February 3, 2026)

BlueLinx Holdings Inc.

(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, GA	30067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 953-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 3, 2026, the Board of Directors (the “Board”) of BlueLinx Holdings Inc., a Delaware corporation (the “Company”), amended the Third Amended and Restated Bylaws of the Company, effective as of the same date. The Amendment to the Third Amended and Restated Bylaws of the Company (the “Amendment”) amends the Third Amended and Restated Bylaws to provide that, in an uncontested election (as defined in the Amendment), each director will be elected by a majority of the votes cast. The Amendment further provides that, in a contested election, the directors will be elected by a plurality of the votes cast.

The Amendment also implements a director resignation policy, which provides that in an uncontested election for directors, any incumbent director who fails to receive a majority of votes cast shall promptly submit an offer to resign from the Board, and the Nominating and Governance Committee of the Board shall recommend to the Board whether to accept or reject the offer to resign or any other action. The Board will determine whether to accept or reject any such resignation, or what other action should be taken, and publicly disclose its decision within 90 days from the date of the certification of election results.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed herewith as Exhibit 3.1 hereto, and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
3.1	Amendment to Third Amended and Restated Bylaws of BlueLinx Holdings Inc., dated February 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.
(Registrant)

Dated: February 6, 2026	By:	/s/ C. Kelly Wall
C. Kelly Wall
Senior Vice President, Chief Financial Officer and Treasurer